Exhibit 10(a)





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                    THE INTERPUBLIC GROUP OF COMPANIES, INC.






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                             NOTE PURCHASE AGREEMENT

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                           5.95% Senior Notes due 2009
                                  ($25,000,000)




                          Dated as of January 21, 1999






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                                TABLE OF CONTENTS

                             (Not Part of Agreement)

                                                                            Page
                                                                            ----

1.  AUTHORIZATION OF ISSUE OF NOTES............................................1

2.  PURCHASE AND SALE OF NOTES.................................................1

3.  CONDITIONS OF CLOSING......................................................1

4.  PREPAYMENTS................................................................2

5.  AFFIRMATIVE COVENANTS......................................................3

6.  NEGATIVE COVENANTS.........................................................6

7.  EVENTS OF DEFAULT..........................................................8

8.  REPRESENTATIONS, COVENANTS AND WARRANTIES.................................10

9.  REPRESENTATIONS OF THE PURCHASER..........................................13

10.  DEFINITIONS..............................................................15

11.  MISCELLANEOUS............................................................19

PURCHASER SCHEDULE


EXHIBIT A        -- FORM OF COMPANY NOTE

EXHIBIT B        -- FORM OF OPINION OF COMPANY'S GENERAL COUNSEL


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                    THE INTERPUBLIC GROUP OF COMPANIES, INC.
                           1271 Avenue of the Americas
                               Rockefeller Center
                            New York, New York 10020


                                                          as of January 21, 1999

The Prudential Insurance Company
   of America
c/o Prudential Capital Group
One Gateway Center, 11th Floor
Newark, NJ  07102

Ladies and Gentlemen:

           The undersigned, The Interpublic Group of Companies, Inc., a Delaware corporation (herein called the "Company"), hereby agrees with you as follows:

           1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue and delivery of its senior promissory notes (herein, together with any such notes which may be issued pursuant to any provision of this Agreement, and any such notes which may be issued hereunder in substitution or exchange therefor, collectively called the "Notes" and individually called a "Note") in the aggregate principal amount of $25,000,000, to be dated the date of issue thereof, to mature January 21, 2009, to bear interest on the unpaid balance thereof (payable semi-annually on the 21st of January and July in each year) from the date thereof until the principal thereof shall have become due and payable at the rate of 5.95% per annum and on overdue principal, premium and interest at the rate specified therein, and to be substantially in the form of Exhibit A attached hereto.

           2. PURCHASE AND SALE OF NOTES. Subject to the terms and conditions herein set forth, the Company hereby agrees to sell to you and you agree to purchase from the Company the Notes in the aggregate principal amount set forth in the Purchaser Schedule attached hereto, at 100% of such aggregate principal amount. The Company will deliver to you, at your offices at the above address, one or more Notes registered in your name, evidencing the aggregate principal amount of Notes to be purchased by you and in the denomination or denominations specified with respect to you in the Purchaser Schedule attached hereto, against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account #4070-1434 at Citibank N.A., 399 Park Avenue, New York, New York, ABA #021000089, on the date of closing, which shall be January 21, 1999 or any other date upon which the Company and you may mutually agree (herein called the "closing" or the "date of closing").

           3. CONDITIONS OF CLOSING. Your obligation to purchase and pay for the Notes to be purchased by you hereunder is subject to the satisfaction, on or before the date of closing, of the following conditions:

           3A. OPINION OF PURCHASER'S COUNSEL. You shall have received from Robert S.M. Lawrence, Assistant General Counsel of The Prudential Insurance
Company of America ("Prudential"), who is acting as counsel for you in connection with this transaction, a favorable opinion reasonably satisfactory to you as to such matters incident to the matters herein contemplated as you may reasonably request.

           3B. OPINION OF THE COMPANY'S COUNSEL. You shall have received from either the Vice President, General Counsel or the Vice President, Assistant


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General Counsel of the Company, a favorable opinion  reasonably  satisfactory to you and substantially in the form of Exhibit B attached hereto.

           3C. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The representations and warranties contained in paragraph 8 shall be true on and as of the date of closing, except to the extent of changes caused by the transactions herein contemplated; there shall exist on the date of closing no Event of Default or Default; and the Company shall have delivered to you an Officer's Certificate, dated the date of closing, to both such effects.

           3D. PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the Notes to be purchased by you on the date of closing on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject you to any tax, penalty or liability under or pursuant to any applicable law or governmental regulation relating to the extension of credit or the making of investments, and you shall have received such certificates or other evidence as you may reasonably request to establish compliance with this condition.

           3E. PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to you, and you shall have received all such counterpart originals or certified or other copies of such documents as you may reasonably request.

           3F. PAYMENT OF FEES. Prudential shall have received in immediately available funds a $10,000 structuring fee.

           4. PREPAYMENTS. The Notes shall be subject to prepayment only with respect to the optional prepayments permitted by paragraph 4A.

           4A. OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE PREMIUM. The Notes shall be subject to prepayment, in whole at any time or from time to time in part (in multiples of $500,000), at the option of the Company at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield Maintenance Premium, if any, with respect to each such Note.

           4B. NOTICE OF OPTIONAL PREPAYMENT. The Company shall give each holder of such Notes irrevocable written notice of any prepayment pursuant to paragraph 4A not less than 10 Business Days prior to the prepayment date, specifying such prepayment date and the principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4A. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the premium, if any, herein provided, shall become due and payable on such prepayment date.

           4C. PARTIAL PAYMENTS PRO RATA. Upon any partial prepayment of the Notes pursuant to paragraph 4A, the principal amount so prepaid of the Notes shall be allocated among the Notes at the time outstanding (including, for the purpose of this paragraph 4C only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates other than by prepayment pursuant to paragraph 4A) in proportion to the respective outstanding principal amounts thereof.

           4D. RETIREMENT OF NOTES. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant


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to  paragraph  4A or  upon  acceleration  of such  final  maturity  pursuant  to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company, such Subsidiary or such Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4C.

           5. AFFIRMATIVE COVENANTS.

           5A. FINANCIAL STATEMENTS. The Company covenants that it will deliver to each holder of a Note:

                    (i) as soon as practicable and in any event within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, an unaudited consolidated statement of income and retained earnings and statement of cash flows of the Company and its Consolidated Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified, subject to changes resulting from year-end adjustments, as to fairness of presentation, generally accepted accounting principles (other than as to footnotes) and consistency by the chief financial officer or chief accounting officer of the Company (except to the extent of any change described therein and permitted by generally accepted accounting principles);

                    (ii) as soon as practicable and in any event within 95 days after the end of each fiscal year, a consolidated statement of income and retained earnings and statement of cash flows of the Company and its Consolidated Subsidiaries for such year, and a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, and all reported on by Price Waterhouse or other independent public accountants of recognized standing selected by the Company whose report shall state that such audit shall have been conducted by them in accordance with generally accepted auditing standards;

                  (iii) promptly upon distribution thereof to shareholders of the Company, copies of all such financial statements, proxy statements, notices and reports so distributed, and promptly upon filing thereof, copies of all registration statements (other than exhibits or any registration statement on Form S-8, or other equivalent substitute form, under the Securities Act) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                  (iv) with reasonable promptness, such other information with respect to the business and consolidated financial position of the Company and its Consolidated Subsidiaries as such holder may reasonably request;


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                  (v) within five (5) days of the chief executive officer, chief
           operating   officer,   principal   financial   officer  or  principal
           accounting  officer  of  the  Company  obtaining   knowledge  of  any
           condition or event known by such person to constitute a continuing Default, an Officer's Certificate specifying the nature thereof and, within five (5) days thereafter, an Officer's Certificate specifying what action the Company proposes to take with respect thereto; and

                  (vi) promptly following the chief executive officer, chief operating officer, principal financial officer or principal accounting officer of the Company obtaining knowledge that any member of the Controlled Group (a) has given or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC, (b) has received notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice, or (c) has received notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

provided, however, that the Company shall be deemed to have satisfied its obligations under clauses (i) and (ii) above if and to the extent that the Company has provided to each holder of a Note pursuant to clause (iii) periodic reports (on Forms 10-Q and 10-K) required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of
1934 for the  quarterly  and annual  periods  described  in such clauses (i) and
(ii).

Together with each delivery of financial  statements required by clauses (i) and
(ii) above, the Company will deliver an Officer's Certificate with computations in reasonable detail to establish whether the Company was in compliance on the date of such financial statements with the provisions of paragraphs 6A through 6C and stating whether, to the knowledge of the individual signing such Certificate after having exercised reasonable diligence to ascertain the relevant facts, there exists a continuing Default, and, if any Default exists, specifying the nature thereof and what action the Company proposes to take with respect thereto.

           5B.  BOOKS AND RECORDS; INSPECTION OF PROPERTY.

           (i) The Company will maintain or cause to be maintained the books of record and account of the Company and each Consolidated Subsidiary, in good order in accordance with sound business practice so as to permit its financial statements to be prepared in accordance with generally accepted accounting principles.

           (ii) The Company will permit any Person designated by any holder of Notes in writing, at such holder's expense, to visit and inspect any of the properties of and to examine the corporate books and financial records of the Company and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of the Company with its principal officers and its independent public accountants, all at such reasonable times and as often as such holder may reasonably request.

           (iii) With the consent of the Company (which consent will not be unreasonably withheld) or, if an Event of Default has occurred and is continuing, without the requirement of any such consent, the Company will permit any Person designated by any holder of Notes in writing, at such holder's

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expense,  to visit and  inspect  any of the  properties  of and to  examine  the corporate books and financial records of any Consolidated Subsidiary and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of such Consolidated Subsidiary with its and the Company's principal

officers  and  the  Company's  independent  public  accountants,   all  at  such
reasonable times and as often as such holder may reasonably request.

           5C. MAINTENANCE OF PROPERTY; INSURANCE. The Company will maintain or cause to be maintained in good repair, working order and condition all properties used and useful in the business of the Company and each Consolidated Subsidiary and from time to time will make or cause to be made all appropriate repairs, renewals and replacement thereof, except where the failure to do so would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole.

           The Company will maintain or cause to be maintained, for itself and its Consolidated Subsidiaries, all to the extent material to the Company and its Consolidated Subsidiaries taken as a whole, physical damage insurance on all real and personal property on an all risks basis, covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, public liability insurance in an amount not less than $10,000,000 and such other insurance of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances.

           5D. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Company and its Consolidated Subsidiaries will continue to be predominantly engaged in business of the same general type as is now conducted by the Company and its Consolidated Subsidiaries. Except as otherwise permitted by paragraph 6E, the Company will at all times preserve and keep in full force and effect its corporate existence, and rights and franchises material to its business, and (to the extent material to the Company and its Consolidated Subsidiaries taken as a whole) those of each of its Consolidated Subsidiaries, and will qualify, and cause each Consolidated Subsidiary to qualify, to do business in any jurisdiction where the failure to do so would have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole.

           5E. COMPLIANCE WITH LAWS. The Company will comply, and cause each Consolidated Subsidiary to comply, in all material respects, with the requirements of all applicable laws, ordinances, rules, regulations, and requirements of any governmental authority (including, without limitation, ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to comply would not have a material adverse effect upon the Company and its Consolidated Subsidiaries taken as a whole.

           5F. INFORMATION REQUIRED BY RULE 144A. The Company covenants that it will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5F, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

           5G. RANK OF NOTES. The Company agrees that its obligations under this Agreement and the Notes shall rank at least pari passu with all other unsecured senior obligations of the Company now or hereafter existing.

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           6.  NEGATIVE COVENANTS.

           6A. CASH FLOW TO TOTAL BORROWED FUNDS. The Company will not permit the ratio of Cash Flow to Total Borrowed Funds to be less than 0.25 for any consecutive four quarters, such ratio to be calculated at the end of each fiscal quarter, on a trailing four quarter basis.

           6B. TOTAL BORROWED FUNDS TO CONSOLIDATED NET WORTH. The Company will not permit Total Borrowed Funds to exceed 85% of Consolidated Net Worth at the end of any quarter.

           6C. MINIMUM CONSOLIDATED NET WORTH. The Company will not permit Consolidated Net Worth at any time to be less than the sum of (i) $550,000,000 and (ii) 25% of the consolidated net income of the Company for all fiscal quarters ending on or after December 31, 1994 in which consolidated net income is a positive number.

           6D. NEGATIVE PLEDGE. The Company covenants that neither it nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided, however, that the foregoing restriction and limitation shall not apply to the following Liens:

                     (i) Liens existing on the date hereof;

                    (ii) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                    (iii) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attached to such asset concurrently with or within 90 days after the acquisition thereof;

                    (iv) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with the Company or a Consolidated Subsidiary and not created in contemplation of such event;

                    (v) any Lien existing on any asset prior to the acquisition thereof by the Company or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                    (vi) Liens created in connection with Capitalized Lease Obligations, but only to the extent that such Liens encumber property financed by such Capitalized Lease Obligation and the principal component of such Capitalized Lease Obligation is not increased;

                    (vii) Liens arising in the ordinary course of its business which (i) do not secure Debt and (ii) do not in the aggregate materially impair the operation of the business of the Company and its Consolidated Subsidiaries taken as a whole;

                    (viii) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

                    (ix)  Liens  securing  taxes,  assessments,  fees  or  other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers, landlords, warehousemen and similar Persons, Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other similar laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings;

                    (x) any Lien on property arising in connection with, and which is the subject of, a securities repurchase transaction;

                    (xi) any Lien(s) on any asset of Quest Futures Group, Inc., a Subsidiary of the Company, created in connection with the August 1995 investment by Quest Futures Group, Inc., in a portfolio of computer equipment leases; and

                    (xii) Liens not otherwise permitted by the foregoing clauses of this paragraph 6D securing Debt in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth.

           6E. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. The Company covenants that it will not, and will not permit any Consolidated Subsidiary to, be a party to any merger or consolidate with any other corporation or sell, lease or transfer or otherwise dispose of all or substantially all of its assets except that

                    (i) any Consolidated Subsidiary may merge or consolidate with, or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to, any other Consolidated Subsidiary; and

                    (ii) any Consolidated Subsidiary may merge or consolidate with, or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to, the Company; and

                    (iii) the Company and any Consolidated Subsidiary may merge or consolidate with or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to, any other Person (a "Transaction"); provided, however, that (a) in the case of a Transaction involving the Company, either (x) the Company shall be the continuing or surviving corporation or (y) the continuing or surviving corporation or the transferee of such assets shall be a corporation organized under the laws of the United States or Canada and such continuing or surviving corporation or transferee shall expressly assume in a writing (in a form reasonably satisfactory to the Required Holder(s)) all of the Company's obligations under this Agreement and the Notes, and (b) immediately after such merger, consolidation or transfer no Default or Event of Default shall exist.

           7.  EVENTS OF DEFAULT.

           7A. ACCELERATION. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                    (i) the Company defaults in the payment of any principal of or premium on any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

                    (ii) the Company  defaults in the payment of any interest on

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                    (ii) the Company  defaults in the payment of any interest on any Note for more than five (5) days after the date due; or

                    (iii) the Company or any Significant Subsidiary or Significant Group of Subsidiaries defaults in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a purchase money mortgage, conditional sale or other title retention agreement or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Company or any Significant Subsidiary or Significant Group of Subsidiaries fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and the effect of such payment default, failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due or to require the purchase thereof prior to any stated maturity, provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration shall occur and be continuing exceeds $10,000,000; or

                    (iv) any representation or warranty made by the Company herein or in any certificate furnished pursuant to this Agreement shall be false in any material respect on the date as of which made; or

                    (v) the Company fails to perform or observe any agreement contained in paragraph 6A, 6B, 6C or 6E; or

                    (vi) the Company fails to perform or observe any other agreement, term or condition contained herein and such failure shall not be remedied within 30 days after the Company shall have received notice thereof; or

                    (vii) the Company or any Significant Subsidiary or Significant Group of Subsidiaries makes a general assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                    (viii) the Company or any Significant Subsidiary or Significant Group of Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it; or

                    (ix) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary or Significant Group of Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or


                    (x) an order for relief shall be entered against the Company or any Significant Subsidiary or Significant Group of Subsidiaries under the federal bankruptcy laws as now or hereafter in effect; or

                    (xi) any order, judgment or decree is entered in any proceedings against the Company in a court of competent jurisdiction of the United States (or a State or other jurisdiction thereof) or Canada (or a Province or other jurisdiction thereof) decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                  (xii) the Company or any other member of the Controlled Group shall fail to pay when due any amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA (except where such liability is contested in good faith by appropriate proceedings as permitted under paragraph 5E); or notice of intent to terminate a Plan or Plans (other than any multi-employer plan or multiple employer plan, within the meaning of Section 4001(a)(3) or 4063, respectively, of ERISA) having unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) in excess of $25,000,000 shall be filed under Title IV of ERISA by any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan; or

                  (xiii) final judgment in an amount in excess of $10,000,000 is rendered against the Company or any Significant Subsidiary or Significant Group of Subsidiaries and, within 90 days after entry thereof, such judgment is not discharged or satisfied or execution thereof stayed pending appeal, or within 90 days after the expiration of any such stay, such judgment is not discharged or satisfied;

then (a) if such event is an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company and (b) if such event is any other Event of Default, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the
Yield-Maintenance   Premium,   if  any,   with  respect  to  each  Note  without
presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided that the Yield-Maintenance Premium, if any, with respect to each such Note shall be due and payable upon such declaration only if (x) such event is an Event of Default specified in any of clauses (i) to (vi), inclusive, or clause (xii) or (xiii) of this paragraph 7A,
(y) the Required Holders shall have given to the Company at least 10 Business Days before such declaration written notice stating their intention so to declare such Notes to be due and payable and identifying one or more such Events of Default the occurrence of which on or before the date of such notice permits such declaration and (z) one or more of the Events of Default so identified shall be continuing at the time of such declaration.

It is agreed that Repurchase Transactions are not deemed to create obligations which may give rise to an Event of Default under clause (iii) of this paragraph 7A, provided that the aggregate face amount of all Treasury securities involved in all such Repurchase Transactions at no time exceeds 15% of the Company's consolidated total assets (as reported on the audited statement of financial condition of the Company most recently filed with the Securities and Exchange Commission by the Company prior to the inception of such a Repurchase Transaction) after giving effect to such proposed Repurchase Transaction.

           7B. OTHER REMEDIES. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

           7C. RESCISSION OF ACCELERATION. At any time after any declaration of acceleration of any of the Notes shall have been made pursuant to paragraph 7A by any holder or holders of such Notes, and before a judgment or decree for the payment of money due has been obtained by such holder or holders, the Required Holder(s) may, by written notice to the Company and to the other holders of such Notes, rescind and annul such declaration and its consequences, provided that
(i) the principal of and interest on the Notes which shall have become due otherwise than by such declaration of acceleration shall have been duly paid, and (ii) all Events of Default other than the nonpayment of principal of and interest on the Notes which have become due solely by such declaration of acceleration, shall have been cured or waived by the Required Holder(s). No rescission or annulment referred to above shall affect any subsequent Default or any right, power or remedy arising out of such subsequent Default.

           8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants:

           8A. ORGANIZATION. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, and has the corporate power and all material governmental licenses, authorizations, consents and approvals required to own its property and to carry on its business as now being conducted.

           8B.  CORPORATE AUTHORIZATION; GOVERNMENTAL AUTHORIZATION;
CONTRAVENTION.

                              (i) The Company has the corporate power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. The Company has the corporate authority to issue and sell the Notes and has taken all necessary corporate action to authorize the issuance of and sale of the Notes on the terms and conditions of this Agreement.

                              (ii) None of the offering, issuance, sale and delivery of the Notes, and fulfillment of or compliance with the terms and provisions hereof or of the Notes, by the Company requires any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities).

                              (iii) Neither the execution, delivery or performance of this Agreement and the Notes nor the offering, issuance and sale of the Notes, nor fulfillment or any compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Consolidated Subsidiary pursuant to, the charter or by-laws of the Company or any Consolidated Subsidiary, any award of any arbitrator or any material agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Consolidated Subsidiary is subject.

           8C. BINDING EFFECT. Each of the Agreement and the Notes constitutes, or when executed and delivered will constitute, a legal, valid and binding obligation of the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

           8D.  BUSINESS;  FINANCIAL  STATEMENTS.   The Company  has  furnished
you with the following  documents and financial statements:

                    (i) The following financial statements of the Company: the audited consolidated balance sheets of the Company and its Consolidated Subsidiaries as of December 31, 1997, 1996 and 1995, as restated and the related consolidated statements of earnings and retained earnings and statement of cash flows for the three year period ended December 31, 1997, as restated and reported on by Price Waterhouse. The financial statements referred to in this subparagraph
           (i) are herein collectively referred to as the "Historical Financial Statements."

                    (ii) The Company's Annual Report on Form 10-K for the years ended December 31, 1997, 1996 and 1995 and the Company's Current Report on Form 8-K, dated July 1, 1998 and all exhibits thereto, in each case as filed with the Securities and Exchange Commission. The reports referred to in this subparagraph (ii) are herein collectively referred to as the "Public Documents."

The Historical Financial Statements (including any related schedules and/or notes) fairly present the consolidated financial position and the consolidated results of operations and consolidated cash flows of the corporations described therein at the dates and for the periods shown, all in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise therein or in the notes thereto stated) throughout the periods involved. There has been no material adverse change in the business, condition (financial or otherwise) or operations of the Company and its Consolidated Subsidiaries taken as a whole since December 31, 1997. The Public Documents have been prepared in all material respects in conformity with the rules and regulations of the Securities and Exchange Commission applicable thereto and set forth an accurate description in all material respects of the business conducted by the Company and its Consolidated Subsidiaries and the properties owned and operated in connection therewith.

           8E. ACTIONS PENDING. There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries by or before any court, arbitrator or administrative or governmental body in which there is a significant probability of an adverse decision which, if adversely decided, would result in any material adverse change in the business, condition (financial or otherwise) or operations of the Company and its Consolidated Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or any Note.

           8F. COMPLIANCE WITH ERISA. Each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code except where the failure to comply would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole, and has not incurred any unsatisfied material liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

           8G. TAXES. United States Federal income tax returns of the Company and its Consolidated Subsidiaries have been examined and closed through the fiscal year ended December 31, 1990. The Company has and each of its Consolidated Subsidiaries has filed all Federal and other material income tax returns which, to the best knowledge of the officers of the Company, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due except for those which are being contested in good faith by the Company or the Consolidated Subsidiary, as the case may be. The charges and accruals and reserves on the books of the Company and its Consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

           8H. SUBSIDIARIES; QUALIFICATIONS. Each of the Company's Consolidated Subsidiaries is a corporation duly organized and existing in good standing under the laws of its jurisdiction of incorporation, and the Company and its Consolidated Subsidiaries have such corporate powers and all such governmental licenses, authorizations, consents and approvals required to own their respective properties and to carry on their respective business as now being conducted, all to the extent material to the Company and its Consolidated Subsidiaries taken as a whole.

           8I. OFFERING OF NOTES. Neither the Company nor any agent authorized to act on its behalf has, directly or indirectly, offered the Notes, or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than not more than 10 institutional investors, and neither the Company nor any agent authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

           8J. REGULATION T, ETC. The proceeds of sale of the Notes will be used to refinance a portion of the Company's short-term borrowings. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is then currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

           8K. DISCLOSURE. The Historical Financial Statements and the Public Documents (as of the respective dates thereof and when taken as a whole) do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein not misleading.


           8L. Title to Properties. The Company has and each of its Consolidated Subsidiaries has good and marketable title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, except where the failure to have such title would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole, subject to no Lien of any kind except Liens permitted by paragraph 6D. All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Consolidated Subsidiaries are valid and subsisting and are in full force and effect, except where the failure to be so in effect would not have a material adverse effect on the Company and its Consolidated Subsidiaries taken as a whole.

           9.  REPRESENTATIONS OF THE PURCHASER.

           9A. NATURE OF PURCHASE. By acceptance of the Notes, you hereby acknowledge that the Notes have not been registered under the Securities Act and may not be sold, offered for sale or otherwise transferred except pursuant to an exemption from such registration requirements. You represent, and in making this sale to you it is specifically understood and agreed, that you are not acquiring the Notes to be purchased by you hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of your property shall at all times be and remain within your control. You further acknowledge that you are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act.

           9B. SOURCE OF FUNDS. You represent as of the date of the purchase of the Notes:

                    (i) if you are acquiring such Notes for your own account with funds from or attributable to your "insurance company general account" (as such term is defined under Section V of The United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60, issued July 12, 1995), and in reliance upon the Company's representations set forth in paragraph 8F hereof, that as of the date of the purchase of the Notes you satisfy all of the applicable requirements for relief under Section I of PTCE 95-60 with respect to the use of such funds to purchase the Notes; or

                              (ii) if any part of the funds being used by you to
                 purchase the Notes shall come from assets of an employee benefit plan (as defined in section 3(3) of ERISA) or a plan (as defined in section 4975(e)(1) of the Code):

                                           (a) if such funds are attributable to
                              a separate account (as defined in section 3(17) of ERISA), then

                                     (I) that all  requirements for an exemption
                             under PTE 90-1 (issued January 29, 1990) are met with respect to the use of such funds to purchase the Notes, or

                                     (II)  that  each  of the  employee  benefit
                             plans (together with any other plan maintained by the same employer or employee organization) with an interest of 10% or more in such separate account have been identified in a writing delivered by you to the Company;

                             (b) if such  funds are  attributable  to a separate
                    account (as defined in section 3(17) of ERISA) that is maintained solely in connection with fixed contractual obligations of an insurance company, that any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of such account;

                             (c) if such funds are attributable to an investment
                    fund managed by a qualified professional asset manager (as such terms are defined in Part V of PTE 84-14, issued March 13, 1984), that all requirements for an exemption under such Exemption are met with respect to the use of such funds to purchase the Notes; or

                             (d) that such  employee  benefit  plan is  excluded
                    from the  provisions  of  section  406 of ERISA by virtue of section 4(b) of ERISA; or

                    (iii) that the sole source of funds being used by you to purchase the Notes is:

                             (a) a governmental plan (as defined in section 3(32) of ERISA);

                             (b) a bank  collective  investment fund (within the
                    meaning of PTE 91-38, issued July 12, 1991), and you have identified in writing to the Company each plan (as defined in section 3(3) of ERISA) or group of related plans with an interest in such collective fund that exceeds 10% of all of the assets of such fund; or

                             (c) one or more plans (as  defined in section  3(3)
                    of ERISA), or a separate account (as defined in section 3(17) of ERISA) or a trust fund comprised of one or more plans (as defined in section 3(3) of ERISA), each of which has been identified in writing to the Company.

           10.  DEFINITIONS.   The  following  terms  shall  have  the  meanings
specified with respect thereto below:

           10A.  YIELD-MAINTENANCE TERMS.

           "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4B (any partial prepayment being applied in satisfaction of required payments of principal in inverse order of their scheduled due dates) or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

           "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield with respect to such Called Principal.

           "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

           "Remaining Average Life" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

           "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

           "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

           "Yield-maintenance Premium" shall mean, with respect to any Note, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Premium shall in no event be less than zero.

           10B. OTHER TERMS.

           "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

           "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

           "Capitalized Lease Obligation" shall mean, as to any Person, any rental obligation which, under generally accepted accounting principles, is or will be required to be capitalized on the books of such Person, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

           "Cash  Flow"  shall  mean the sum of net  income  (plus any amount by which net income has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid), depreciation expenses, amortization costs and changes in deferred taxes, provided that such sum shall not be adjusted for any increase or decrease in deferred taxes resulting from Quest Futures Group, Inc., a Subsidiary of the Company, investing in a portfolio of computer equipment leases

(it being further understood that such increase or decrease in deferred taxes relating to lease investment transactions shall not exceed $25,000,000).

           "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

           "Company" shall have the meaning specified in the introductory paragraph.

           "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries as such appear on the financial statements of the Company determined in accordance with generally accepted accounting principles ((i) plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid and (ii) without taking into account the effect of cumulative translation adjustments).

           "Consolidated Subsidiary" shall mean at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements as of such date.

           "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code.

           "Debt" shall mean, as to any Person, without duplication, (i) all obligations of such Person for borrowed money, including reimbursement obligations for letters of credit, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capitalized Lease Obligations of such Person, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vi) all Debt of others Guaranteed by such Person; provided, however, that the obligations specified in (i) through (vi) shall not include obligations arising in connection with securities repurchase transactions.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

           "Event of Default" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or both, and "DEFAULT" shall mean any of such events, whether or not any such requirement has been satisfied.

           "Guarantee" shall mean, as to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, take-or-pay, to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb shall have a corresponding meaning.

           "Historical Financial Statements" shall have the meaning specified in clause (i) of paragraph 8D.

           "Lien" shall mean, with respect to any asset, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind in respect of such asset (including as a result of any conditional sale or other title retention agreement and any lease in the nature thereof).

           "Note(s)" shall have the meaning specified in paragraph 1.

           "Officer's Certificate" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

           "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

           "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

           "Plan" shall mean, at a particular time, any defined benefit pension plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

           "Public Documents" shall have the meaning specified in clause (ii) of paragraph 8D.

           "REpurchase Transaction" shall mean one or more transactions in which the Company purchases United States Treasury securities with a remaining term to maturity of 90 days or less and simultaneously enters into a repurchase transaction with respect to such securities with a securities broker/dealer, where (a) all or substantially all of the initial purchase price for the Treasury securities is paid directly from the proceeds of the repurchase transaction and (b) the Treasury securities would not be included in a balance sheet of the Company prepared in accordance with generally accepted accounting principles.

           "Required Holder(s)" shall mean the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes from time to time outstanding.

           "Securities Act" shall mean the Securities Act of 1933, as amended.

           "Significant Subsidiary or Significant Group of Subsidiaries" at any time of determination means any Consolidated Subsidiary or group of Consolidated Subsidiaries which, individually or in the aggregate, together with its or their Subsidiaries, accounts or account for more than 10% of the consolidated gross revenues of the Company and its Consolidated Subsidiaries for the most recently ended fiscal year or for more than 10% of the total assets of the Company and its Consolidated Subsidiaries as of the end of such fiscal year; provided that in connection with any determination under (x) paragraph 7A(iii) there shall be a payment default, failure or other event (of the type specified in that paragraph) with respect to an obligation (of the type specified in that paragraph but without regard to the principal amount of such obligation) of each Consolidated Subsidiary included in such group, (y) paragraph 7A (vii), (viii),
(ix) or (x) the condition or event described therein shall exist with respect to each Consolidated Subsidiary included in such group or (z) paragraph 7A(xiii) there shall be a final judgment (of the type specified in that paragraph but without regard to the amount of such judgment) rendered against each Consolidated Subsidiary included in such group.

           "Subsidiary" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned by the Company.

           "Total Borrowed Funds" shall mean at any date,  without  duplication,
(i) all outstanding obligations of the Company and its Consolidated Subsidiaries for borrowed money, (ii) all outstanding obligations of the Company and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments and (iii) any outstanding obligations of the type set forth in (i) or (ii) of any other Person Guaranteed by the Company or a Consolidated Subsidiary; provided, however, that Total Borrowed Funds shall not include any obligation to repurchase securities under a securities repurchase transaction.

           "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by you under this Agreement.

           10C. Accounting Terms And Determinations. All references in this Agreement to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect in the United States of America at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered pursuant to paragraph 5A(ii).

           11.  MISCELLANEOUS.

           11A. NOTE PAYMENTS. The Company agrees that, so long as you shall hold any Note, it will make payments of principal thereof and premium, if any, and interest thereon, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit to your account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as you may designate in writing not less than 5 Business Days prior to any payment date, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Any payment under this Agreement or any Note due on a day that is not a Business Day may be made on the next succeeding day which is a Business Day without penalty or additional interest. You agree that, before disposing of any Note, you will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as you have made in this paragraph 11A.

           11B. EXPENSES. The Company agrees to pay, and save you and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with (i) all document production and duplication charges and the fees and expenses of one special counsel (and any local counsel) engaged in connection with any subsequent proposed modification of, or proposed consent under, this Agreement or the Notes, whether or not such proposed modification shall be effected or proposed consent granted (but in either event only if requested by the Company), and (ii) the costs and expenses, including attorneys' fees, incurred by you or any Transferee in enforcing any rights under this Agreement or the Notes. In addition, with respect to you only, the Company agrees to pay, and save you harmless against liability for the payment of, all out-of-pocket expenses incurred by you in connection with your responding to any subpoena or other legal process or informal investigative demand issued in connection with and arising pursuant to this Agreement or the transactions contemplated hereby or by reason of your having acquired any Note (but not including any general investigation or proceeding involving your investments or activities generally), including without limitation costs and expenses incurred in any bankruptcy case. The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein and the payment of any Note.

           11C. CONSENT TO AMENDMENTS. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s), except that, without the written consent of the holder or holders of all the Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to any Note, or affect the time, amount or allocation of any required prepayments, or reduce the proportion of the principal amount of the Notes required with respect to any consent, amendment or waiver or to accelerate the Notes. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any such Notes issued thereafter may bear a notation referring to any such consent. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of, or giving a consent in respect of, any of the terms and provisions of this Agreement or any Note unless such remuneration is concurrently paid, on the same terms, ratably to all holders of Notes. The Company will give prompt written notice of the receipt and effect of each such waiver, amendment or consent to all holders of the Notes. No course of dealing between the Company and the holder of any Note, nor any delay in exercising any rights hereunder or under any Note, shall operate as a waiver of any rights of any holder of any Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

           11D. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Notes are issuable as registered notes without coupons in denominations of at least $5,000,000, except in connection with the transfer of Notes issued by the Company in smaller denominations in which case and with respect to those

Notes only, the minimum denomination will be such smaller amount. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement (satisfactory in form and substance to the Company), or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

           11E. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

           11F. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of you or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

           11G. SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

           11H. DISCLOSURE TO OTHER PERSONS. You agree to use your best efforts (and each other holder of a Note, by availing itself of the benefits of paragraph 5A(iv) or 5B, similarly agrees) to hold in confidence and not disclose any information (other than information (i) which was publicly known or otherwise known to you, at the time of disclosure (except pursuant to disclosure in connection with this Agreement), (ii) which subsequently becomes publicly known through no act or omission by you, or (iii) which otherwise becomes known to you, other than through disclosure by the Company or any of its Subsidiaries) delivered or made available by or on behalf of the Company or any of its Subsidiaries to you which is proprietary in nature, provided that nothing herein shall prevent the holder of any Note from delivering copies of any financial statements and other documents delivered to such holder, and disclosing any other information disclosed to such holder, by or on behalf of the Company or any Subsidiary in connection with or pursuant to this Agreement to (i) such holder's directors, officers, employees, agents and professional consultants (which Persons shall be bound by the provisions hereof), (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof (which Person agrees to be bound by the provisions of this paragraph 11H), (iv) any federal or state regulatory authority having jurisdiction over such holder, (v) the National Association of Insurance Commissioners or any similar organization or (vi) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process or informal investigative demand, (c) in connection with any litigation to which such holder is a party or (d) in order to protect such holder's investment in such Note.


           11I. NOTICES. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to you, addressed to you at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as you shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and (iii) if to the Company addressed to it at 1271 Avenue of the Americas, New York, New York 10020,
Attention: Senior Vice President Financial Operations (together with a copy similarly addressed but marked Attention: General Counsel), or at such other address as the Company shall have specified to the holder of each Note in writing; provided, however, that any such communication to the Company may also, at the option of the holder of any Note, be delivered by any other reasonable means to the Company at its address specified above.

           11J. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

           11K. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to you or to the Required Holder(s), the determination of such satisfaction shall be made by you or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

           11L. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements to be performed wholly therein.

           11M. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


                      [Signatures appear on the next page.]

           If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you and the Company.

                         Very truly yours,

                         THE INTERPUBLIC GROUP OF COMPANIES, INC.



                         By:    /s/ Thomas J. Volpe
                            ----------------------------------------------------
                            Name:   Thomas J. Volpe
                            Title:  Senior Vice President - Financial Operations


The foregoing Agreement is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA



By:   /s/ Kevin J. Kraska
   ---------------------------
   Name:  Kevin J. Kraska
   Title: Vice President

                               PURCHASER SCHEDULE

                                                Aggregate
                                                Principal
                                                Amount of
                                                Notes to be        Note Denom-
                                                Purchased          ination(s)
                                                -----------        -----------

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA     $25,000,000        $20,000,000
                                                                   $ 5,000,000


(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Account No. 890-0304-391, Prudential Managed Account
        Bank Of New York
        New York, New York
        (ABA No.:  021-000-018)

     Each such wire transfer shall set forth the name of the Company, a reference to "5.95% Senior Notes due January 21, 2009, Security No. !6308!", with respect to payments of the $20,000,000 note, and "5.95% Senior Notes due January 21, 2009, Security No. !6309!", with respect to payments of the $5,000,000 note, and the due date and application (as among principal, interest and Yield-Maintenance Premium) of the payment being made.

(2)  Address for all notices relating to payments:

        The Prudential Insurance Company of America
        Three Gateway Center
        100 Mulberry Street
        Newark, New Jersey 07102-4077

        Attention:  Manager, Investment Operations Group (Privates)
        Telephone:  (973) 802-5260
        Fax:        (973) 802-8055

(3)  Address for all other communications and notices:

        The Prudential Insurance Company of America
        c/o Prudential Capital Group
        One Gateway Center, 11th Floor
        Newark, New Jersey 07102-5311

        Attention:  Managing Director

        Telephone:  (973) 802-9182
        Fax:        (973) 802-3200

(4)  Recipient of telephonic prepayment notices:

        Manager, Investment Structure and Pricing

        Telephone:  (973) 802-6660
        Fax:        (973) 802-9425

(5)  Tax Identification No.:  22-1211670

                                                                       EXHIBIT A

                                 [FORM OF NOTE]


                    THE INTERPUBLIC GROUP OF COMPANIES, INC.


                     5.95% SENIOR NOTE DUE JANUARY 21, 2009


No. R-                                                          January 21, 1999
$


           FOR VALUE RECEIVED, the undersigned, The Interpublic Group of Companies, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of _________ MILLION DOLLARS on January 21, 2009 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.95% per annum from the date hereof, payable semi-annually on the 21st day of January and July in each year, commencing with the first such date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and premium and, to the extent permitted by applicable law, each overdue payment of interest, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 7.95%.

           Payments of both principal and interest are to be made at the office of Bank of New York, New York, New York, or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

           This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of January 21, 1999 (herein called the "Agreement"), between the Company and The Prudential Insurance Company of America and is entitled to the benefits thereof.

           The Notes are issuable only as registered Notes. This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

           This Note is subject to optional prepayment, as specified in the Agreement.

           In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

           This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.



                                       By
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT B


                                January 21, 1999



The Prudential Insurance Company
  of America
c/o Prudential Capital Group
One Gateway Center, 11th Floor
Newark, New Jersey 07102-5311

Dear Sirs:

                  I am General Counsel of The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), and as such am familiar with the Note Purchase Agreement, dated as of January 21, 1999 (the "Agreement"), between the Company and you, providing for the issuance and sale by the Company of its Senior Notes due January 21, 2009 in the aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) (the "Notes"). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Agreement. This letter is furnished pursuant to Paragraph 3B of the Agreement.

                  In arriving at the opinions expressed below, I have examined and relied on the following documents:

                  (a)  The final copy of the Agreement; and

                  (b) The Notes being issued and sold on the date hereof.

                  In addition, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records and other instruments as I have deemed necessary for the purpose of this opinion. In rendering the opinions expressed below, I have assumed that the Agreement has been duly authorized, executed and delivered by you and constitutes a legal, valid, binding and enforceable obligation of yours.

The Prudential Insurance Company
    of America
January 21, 1999
Page 2


                  Based on the foregoing, I am of the opinion that:

                  (a) The Company is a corporation duly organized and validly existing in good standing under the laws of Delaware. The Company has the corporate power to carry on its business as now being conducted.

                  (b) The execution and delivery of the Agreement have been duly authorized by all necessary corporate action of the Company, the Agreement has been duly executed and delivered by the Company and the Agreement constitutes the legal, valid, binding and enforceable obligation of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (c) The execution and delivery of the Notes have been duly authorized by all necessary corporate action of the Company, the Notes being issued and sold on the date hereof have been duly executed and delivered by the Company and the Notes are the legal, valid, binding and enforceable obligation of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (d) The execution and delivery by the Company of the Agreement and the Notes, the issuance and sale of the Notes pursuant to the Agreement and the compliance by the Company with provisions of the Agreement and the Notes do not require any consent, approval, authorization, exemption or other action by or notice to any Court, administrative body or governmental authority (other than routine filings after the date hereof with the Securities and Exchange Commission and/or state Blue Sky authorities). The execution and delivery by the Company of the Agreement and the Notes, the issuance and sale of the Notes pursuant to the Agreement and the compliance by the Company with the provisions of the Agreement and the Notes do not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation of any Lien upon any of the properties or assets of the Company and its Consolidated Subsidiaries pursuant to, any material agreement or instrument known to me and to which the Company or any Consolidated Subsidiary is a party or by which any is bound, or the Company's Restated Certificate of Incorporation as amended or Bylaws or any material order, judgment, decree, statute, rule or regulation known to me to be applicable to the Company or any Consolidated Subsidiary of any court or of any federal or state regulatory body or administrative agency, or other governmental body or arbitrator, having jurisdiction over the Company or any Consolidated Subsidiary.

The Prudential Insurance Company
    of America
January 21, 1999
Page 3



                  (e) Under the circumstances contemplated by the Agreement, it is not necessary, in connection with the offer and sale on the date hereof of the Notes to you, to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended. I express no opinion as to when or under what circumstances you may offer or resell the Notes.

                  (f) The issuance, sale and purchase of the Note being purchased by you under the circumstances contemplated by the Agreement, and any arranging thereof, do not violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System.

                  In giving the foregoing opinions, I express no opinion other than as to the federal law of the United States of America, the law of the State of New York and the corporation law of the State of Delaware.

                  I am furnishing this letter to you solely for your benefit and only you are authorized to rely on this letter in connection with your purchase of the Note pursuant to the Agreement.

                                      Very truly yours,


                                            /s/ Nicholas J. Camera
                                       -----------------------------------------
                                       Name:    Nicholas J. Camera
                                       Title:   Vice President, General Counsel

                                                                   Exhibit 10(b)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.


                     5.95% SENIOR NOTE DUE JANUARY 21, 2009

No. R-1                                                         January 21, 1999
$20,000,000


           FOR VALUE RECEIVED, the undersigned, The Interpublic Group of Companies, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of TWENTY MILLION DOLLARS on January 21, 2009 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.95% per annum from the date hereof, payable semi-annually on the 21st day of January and July in each year, commencing with the first such date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and premium and, to the extent permitted by applicable law, each overdue payment of interest, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 7.95%.

           Payments of both principal and interest are to be made at the office of Bank of New York, New York, New York, or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

           This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of January 21, 1999 (herein called the "Agreement"), between the Company and The Prudential Insurance Company of America and is entitled to the benefits thereof.

           The Notes are issuable only as registered Notes. This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

           This Note is subject to optional prepayment, as specified in the Agreement.

           In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

           This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                         THE INTERPUBLIC GROUP OF
                         COMPANIES, INC.


                         By     /s/ Thomas J. Volpe
                            ----------------------------------------------------
                            Name:   Thomas J. Volpe
                            Title:  Senior Vice President - Financial Operations

                                                                   Exhibit 10(c)

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

                     5.95% SENIOR NOTE DUE JANUARY 21, 2009


No. R-2                                                         January 21, 1999
$5,000,000


           FOR VALUE RECEIVED, the undersigned, The Interpublic Group of Companies, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of FIVE MILLION DOLLARS on January 21, 2009 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.95% per annum from the date hereof, payable semi-annually on the 21st day of January and July in each year, commencing with the first such date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and premium and, to the extent permitted by applicable law, each overdue payment of interest, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 7.95%.

           Payments of both principal and interest are to be made at the office of Bank of New York, New York, New York, or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

           This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of January 21, 1999 (herein called the "Agreement"), between the Company and The Prudential Insurance Company of America and is entitled to the benefits thereof.

           The Notes are issuable only as registered Notes. This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

           This Note is subject to optional prepayment, as specified in the Agreement.

           In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

           This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.


                            THE INTERPUBLIC GROUP OF
                                 COMPANIES, INC.



                           By  /s/ Thomas J. Volpe
                             ---------------------------------------------------
                           Name:   Thomas J. Volpe
                           Title:  Senior Vice President - Financial Operations

                                                                   Exhibit 10(d)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------


                  SUPPLEMENTAL  AGREEMENT  made as of January 21,  1999,  by and between THE INTERPUBLIC GROUP OF COMPANIES,  INC., a corporation of the State of

Delaware  (hereinafter  referred to as the  "Corporation"),  and EUGENE P. BEARD

(hereinafter referred to as "Executive").


                               W I T N E S S E T H
                               -------------------

                  WHEREAS,  the  Corporation  and  Executive  are  parties to an

Employment Agreement made as of July 1, 1995 and Supplemental Agreements made as of March 12, 1997 and October 30, 1998 (hereinafter  collectively referred to as the "Employment Agreement"); and

     WHEREAS,  the  Corporation  and  Executive  desire to amend the  Employment

Agreement;

     NOW,  THEREFORE,  in consideration of the mutual promises herein and in the

Employment  Agreement  set forth,  the parties  hereto,  intending to be legally bound, agree as follows:

            1.    Paragraph  3.04  of  the   Employment   Agreement  is  amended

                  effective  this  date,  by  deleting  it in its  entirety  and substituting the following therefor:

                           "3.04  If  Executive   dies  while  employed  by  the

                           Corporation,  while receiving  payments  hereunder or

                           while  receiving  payments  in  accordance  with  the

                           provisions of  subdivision  (ii) of Section 5.01, any

                           amount  payable in accordance  with the provisions of

                           Section  3.03  shall be paid to his  spouse up to the

                           amount of $5 million. With respect to amounts payable

                           under  Section 3.03 in excess of $5 million,  or with

                           respect  to the  entire  amount  payable in the event

                           that Executive's wife predeceases him, any such amounts shall be paid in a lump sum to the Executor of the Will or the  Administrator  of the  Estate  of

                           Executive."

            2. Except as hereinabove amended, the Employment Agreement shall continue in full force and effect.

            3. This Supplemental Agreement shall be governed by the laws of the State of New York.



                                THE INTERPUBLIC GROUP OF COMPANIES, INC.



                                By:         /s/ C. KENT KROEBER
                                    --------------------------------------------
                                                C. KENT KROEBER


                                            /s/ EUGENE P. BEARD
                                    --------------------------------------------
                                                EUGENE P. BEARD

                                                                   Exhibit 10(e)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------


                  SUPPLEMENTAL  AGREEMENT  made  as of  January  1,  1999 by and between The Interpublic Group of Companies,  Inc., a corporation of the State of

Delaware  (hereinafter  referred  to as the  "Corporation"),  and JOHN J. DOONER

(hereinafter referred to as "Executive").

                              W I T N E S S E T H;
                              --------------------

                  WHEREAS,  the  Corporation  and  Executive  are  parties to an

Employment Agreement made as of January 1, 1994 and Supplemental Agreements made as of July 1, 1995 and September 1, 1997 (hereinafter  referred  collectively as the "Employment Agreement"); and

                  WHEREAS, the Corporation and Executive desire to amend the Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment  Agreement set forth, the parties hereto,  intending to be legally bound, agree as follows:

                  1. Section 1.01 of the Employment Agreement is hereby amended,

effective  as of  January  1, 1999,  so as to delete  "for the period  beginning

January 1, 1994 and ending on December 31, 1998" and substitute  "for the period beginning January 1, 1999 and ending on December 31, 2003".

                  2. Except as herein above amended, The Employment Agreement shall continue in full force and effect.

                  3. This Supplemental Agreement shall be governed by the laws of the State of New York.

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                      By:        /s/ C. Kent Kroeber
                                         ---------------------------------------
                                                     C. Kent Kroeber


                                                  /s/ John J. Dooner
                                         ---------------------------------------
                                                      John J. Dooner

                                      - 1 -
                                                                   Exhibit 10(f)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------


                  SUPPLEMENTAL  AGREEMENT  made  as of  March  24,  1999  by and between THE INTERPUBLIC  GROUP OF COMPANIES,  INC., a Delaware  corporation (the

"Corporation"),  AMMIRATI PURIS LINTAS INC., a New York corporation  ("APL") and

MARTIN F. PURIS ("Executive").


                              W I T N E S S E T H:
                              --------------------


                  WHEREAS, the Corporation,  APL and Executive are parties to an

Employment Agreement made as of August 11, 1994 and Supplemental Agreements made as  of  May  10,  1995,  September  1,  1997  and  March  1,  1999  (hereinafter collectively referred to as the "Employment Agreement"); and

     WHEREAS, the Corporation,  APL and Executive desire to amend the Employment

Agreement;

     NOW,  THEREFORE,  in consideration of the mutual promises herein and in the

Employment  Agreement  set forth,  the parties  hereto,  intending to be legally bound, agree as follows:

                  1.  Paragraph  1.01  of the  Employment  Agreement  is  hereby amended,  effective  March 24, 1999, so as to delete "ending on August 10, 1999"

and to substitute therefor "ending on August 10, 2004".

                  2. Except as hereinabove amended, the Employment Agreement shall continue in full force and effect.

                  3. This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.

                                            THE INTERPUBLIC GROUP OF
                                             COMPANIES, INC.



                                            By:    /s/ C. Kent Kroeber
                                               ---------------------------------
                                                       C. Kent Kroeber


                                            AMMIRATI PURIS LINTAS INC.



                                            By:    /s/ Martin F. Puris
                                               ---------------------------------
                                                       Martin F. Puris

                                                                   Exhibit 10(g)


================================================================================
================================================================================


                                CREDIT AGREEMENT

                                     BETWEEN

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                       AND


                               WACHOVIA BANK, N.A.




                           --------------------------

                                  US$25,000,000

                           ---------------------------



                          Dated as of January 27, 1999



================================================================================
================================================================================

                                TABLE OF CONTENTS




       SECTION                                                              PAGE
       -------                                                              ----

                                    SECTION 1
                         INTERPRETATIONS AND DEFINITIONS


       1.1  Definitions.......................................................1
       1.2  Accounting Terms and Determinations...............................5



                                    SECTION 2
                             TERMS OF THE TERM LOAN


       2.1  Commitment of the Bank............................................7
       2.2  Termination and Reduction of Commitment...........................7
       2.3  Disbursement of Term Loan.........................................7
       2.4  Principal Payments................................................7
       2.5  Interest Payments.................................................8
       2.6  Payment Method....................................................8
       2.7  No Setoff or Deduction............................................9
       2.8  Payment on Non-Business Day; Payment Computations.................9
       2.9  Indemnification...................................................9
       2.10 Additional Costs..................................................10


                                    SECTION 3
                              CONDITIONS OF LENDING

       3.1  Conditions of Lending.............................................11



                                    SECTION 4
                         REPRESENTATIONS AND WARRANTIES

       4.1  Corporate Existence and Power.....................................13
       4.2  Corporate and Governmental Authorization; Contravention...........13
       4.3  Binding Effect....................................................13
       4.4  Financial Information....................................... .....13
       4.5  Litigation........................................................14
       4.6  Compliance with ERISA.............................................14
       4.7  Taxes.............................................................14
       4.8  Subsidiaries......................................................14

       SECTION                                                              PAGE
       -------                                                              ----

                                    SECTION 5
                                    COVENANTS


       5.1  Information.......................................................15
       5.2  Maintenance of Property; Insurance................................17
       5.3  Conduct of Business and Maintenance of Existence..................17
       5.4  Compliance with Laws..............................................18
       5.5  Inspection of Property, Books and Records.........................18
       5.6  Cash Flow to Total Borrowed Funds.................................18
       5.7  Total Borrowed Funds to Consolidated Net Worth....................19
       5.8  Minimum Consolidated Net Worth....................................19
       5.9  Negative Pledge...................................................19
       5.10 Consolidations, Mergers and Sales of Assets.......................20
       5.11 Use of Proceeds...................................................20


                                    SECTION 6
                                EVENTS OF DEFAULT


       6.1  Events of Default.................................................22


                                    SECTION 7
                                  MISCELLANEOUS


       7.1  Notices...........................................................25
       7.2  Amendments and Waivers; Cumulative Remedies.......................25
       7.3  Successors and Assigns............................................26
       7.4  Expenses; Documentary Taxes; Indemnification......................26
       7.5  Counterparts......................................................27
       7.6  Headings; Table of Contents.......................................27
       7.7  Governing Law.....................................................28

                                CREDIT AGREEMENT


    AGREEMENT dated as of January 27, 1999 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the "Borrower"), and WACHOVIA BANK, N.A., a Georgia banking corporation (the "Bank").


                                   WITNESSETH:
                                   -----------

Whereas, the Borrower has requested the Bank to extend in an aggregate principal amount not to exceed $25,000,000 at any time outstanding and the Bank is prepared to extend such credit upon the following terms and conditions:

                                    SECTION 1
                         INTERPRETATIONS AND DEFINITIONS
                         -------------------------------
SECTION 1 INTERPRETATIONS AND DEFINITIONS SECTION 1 INTERPRETATIONS AND DEFINITIONS


         1.1 Definitions. The following terms, as used herein, shall have the following respective meanings:

                  "Benefit Arrangement" means, at any time, an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which the Bank is not open to the public for carrying on substantially all of its banking functions.

                  "Cash Flow" means the sum of net income of the Borrower and its Consolidated Subsidiaries (plus any amount by which net income has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid), depreciation expenses, amortization costs and changes in deferred taxes, provided that such sum shall not be adjusted for any increase or decrease in deferred taxes resulting from Quest & Associates, Inc., a Subsidiary of the Borrower, investing in a portfolio of computer equipment leases (it being further understood that such increase or decrease in deferred taxes relating to such investment shall not exceed $25,000,000).

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

                  "Commitment" means the commitment of the Bank to make the Term Loan pursuant to Section 2.1 in the principal amount of $25,000,000.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                  "Consolidated Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries as such appear on the financial statements of the Borrower determined in accordance with generally accepted accounting principles (plus any amount by which retained earnings has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid and without taking into account the effect of cumulative currency translation adjustments).

                  "Debt" of any Person means at any date,  without  duplication,
         (i) all obligations of such Person for borrowed money, including reimbursement obligations for letters of credit, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vi) all Debt of others Guaranteed by such Person, but in each case specified in (i) through (vi) excludes obligations arising in connection with securities repurchase transactions.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  "Dollars" and the sign "$" mean lawful money of the United States of America.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Group" means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or (c) of the Code.

                  "Event of Default" has the meaning set forth in Section 6 hereof.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Interest Payment Date" means subject to Section 2.4 hereof, the last day of each March, June, September and December occurring after the date hereof, commencing with the first such day occurring after the date of this Agreement, except that an adjustment will be made if any Interest Payment Date would otherwise fall on a day that is not a New York Banking Day and a London Banking Day so that the Interest Payment Date will be the first following day that is a New York Banking Day and a London Banking Day, unless that day falls in the next calendar month, in which case the Interest Payment Date will be the first preceding day that is a New York Banking Day and a London Banking Day.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of such asset. For purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "London Banking Day" means any day in which dealings and deposits in U.S. dollars are transacted in the London interbank market.

                  "Material Plan" means at any time a Plan or Plans having aggregate unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) in excess of $25,000,000.


                  "Maturity Date" means the Interest Payment Date occurring on January 28, 2002.

                  "Multiemployer Plan" means at any time an employee pension benefit plan that is a "multiemployer plan" within the meaning of
         Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "New York Banking Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  "1934 Act" has the meaning set forth in Section 6.1(j) hereof.

                  "Overdue Rate" means a rate per annum that is equal to the sum of three percent (3%) per annum plus the per annum rate in effect under the Term Note.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Participant" has the meaning set forth in Section 7.3.

                  "Person" means an individual, a corporation, a partnership, an association, a business trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time a defined benefit pension plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Significant Subsidiary" or "Significant Group of Subsidiaries" at any time of determination means any Consolidated Subsidiary or group of Consolidated Subsidiaries, respectively, which, individually or in the aggregate, together with its or their Subsidiaries, accounts or account for more than 10% of the consolidated gross revenues of the Borrower and its Consolidated Subsidiaries for the most recently ended fiscal year or for more than 10% of the total assets of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year; provided that in connection with any determination with respect to a Significant Group of Subsidiaries under (x) Section 6.1.(e), there shall be a payment default, failure or other event (of the type described therein but without regard to the principal amount of such obligation) of each Consolidated Subsidiary included in such group, (y) Sections 6.1.(f) and (g) and the last sentence of Section 5.10, the condition or event described therein shall exist with respect to each Consolidated Subsidiary included in such group or (z) Section 6.1.(i), there shall be a final judgment (of the type specified therein but without regard to the amount of such judgment) rendered against each Consolidated Subsidiary included in such group.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned by the Borrower.

                  "Term Loan" means the borrowing under Section 2.3 evidenced by the Term Note and made pursuant to Section 2.1.

                  "Term Note" means any promissory note of the Borrower evidencing the Term Loan, in substantially the form annexed hereto as Exhibit A, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor.

                  "Total Borrowed Funds" means at any date, without duplication,
         (i) all outstanding obligations of the Borrower and its Consolidated Subsidiaries for borrowed money, (ii) all outstanding obligations of the Borrower and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments and (iii) any outstanding obligations of the type set forth in (i) or (ii) of any other Person Guaranteed by the Borrower and its Consolidated Subsidiaries, it being understood that the obligation to repurchase securities transferred pursuant to a securities repurchase agreement shall not be deemed to give rise to any amount of Total Borrowed Funds pursuant to this definition.

         1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder, shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Bank.

                                    SECTION 2
                               TERMS OF THE LOANS
                               ------------------



                  2.1 Commitment of the Bank. The Bank agrees, subject to the terms and conditions of this Agreement, to make a single Term Loan to the Borrower, and the Borrower agrees to borrow such Term Loan from the Bank, on January 27, 1999, in the principal amount of $25,000,000.


                  2.2 Termination and Reduction of Commitment. Neither the Borrower nor the Bank shall have the right to terminate or reduce the Commitment.

                  2.3 Disbursement of Term Loan. (a) Subject to the terms and conditions of this Agreement, the proceeds of the Term Loan shall be made available to the Borrower by depositing the proceeds thereof, in immediately available funds, in an account maintained and designated by the Borrower at the Bank or by wire transfer or otherwise as requested by the Borrower.

                  (b) The Term Loan made under this Section 2.3 shall be evidenced by the Term Note, and the Term Loan shall be due and payable and bear interest as provided in Sections 2.4 and 2.5. The Bank is hereby authorized by the Borrower to record on the schedule attached to the Term Note, or in its books and records, the amount of each payment of principal thereon, and the other information provided for on such schedule, which schedule or books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, provided, however, that failure of the Bank to record, or any error in recording, any such information shall not relieve the Borrower of its obligation to repay the outstanding principal amount of the Term Loan, all accrued interest thereon and other amounts payable with respect thereto in accordance with the terms of this Agreement.

                  2.4.     Principal Payments.

                (a) Unless earlier payment is required under this Agreement pursuant to Section 6.1, the Borrower shall pay to the Bank the outstanding principal amount of the Term Loan in the amount of $25,000,000 on the Maturity Date, when the entire outstanding principal amount of, and accrued interest on, the Term Loan shall be due and payable.

                  (b) The Borrower may prepay all (but not less than all) of the outstanding principal amount of the Term Loan, on any Interest Payment Date provided, that the Borrower shall have paid to the Bank, together with such prepayment of principal, all accrued interest on the principal amount prepaid to the date of prepayment and the amount, if any, of the prepayment indemnity determined pursuant to Section 2.9 to be payable to the Bank. The Borrower shall give the Bank not more than ten, and not less than five, London Banking Days= notice of any proposed prepayment specifying the prepayment date and the person or persons authorized to notify the Bank of acceptance of the terms of prepayment referred to in the next succeeding sentence. The Bank shall provide oral notice to a person so specified by the Borrower on the second London Banking Day prior to the proposed prepayment date of the amount, if any, of the prepayment indemnity which shall be paid in connection with such proposed prepayment by the Borrower or the Bank, as the case may be, pursuant to Section 2.9. At the time of such oral notice, such person shall state whether the Borrower elects to make such proposed prepayment on such terms. If the Borrower so elects to make such prepayment, the notice of prepayment given by the Borrower shall be irrevocable and the entire outstanding principal amount of the Term Loan, together with such accrued interest and any such additional sum payable pursuant to Section 2.9, shall become due and payable on the specified prepayment date. The Bank may, but shall not be obligated to, provide written confirmation of such election to the Borrower, but any failure of the Bank to provide such confirmation shall not affect the obligation of the Borrower to make such prepayment on the agreed terms.

                  2.5 Interest Payments. The Borrower shall pay interest to the Bank on the unpaid principal amount of the Term Loan, for the period commencing on the date such Term Loan is made until such Term Loan is paid in full, on each Interest Payment Date and at maturity (whether at stated maturity, by acceleration or otherwise), at the per annum rate of five and sixty-four one-hundredths percent (5.64%). Notwithstanding the foregoing, the Borrower shall pay interest on demand at the Overdue Rate on the outstanding principal amount of the Term Loan and any other amount payable by the Borrower hereunder (other than interest) which is not paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full.


                  2.6 Payment Method. (a) All payments to be made by the Borrower hereunder will be made in Dollars and in immediately available funds to the Bank at its address set forth in Section 7.1 not later than 3:00 p.m. Atlanta time on the date on which such payment shall become due. Payments received after 3:00 p.m. Atlanta time shall be deemed to be payments made prior to 3:00 p.m. Atlanta time on the next succeeding Business Day.

                  (b) At the time of making each such payment, the Borrower shall, subject to the other terms and conditions of this Agreement, specify to the Bank that obligation of the Borrower hereunder to which such payment is to be applied. In the event that the Borrower fails to so specify the relevant obligation or if an Event of Default shall have occurred and be continuing, the Bank may apply such payments as it may determine in its sole discretion to obligations of the Borrower to the Bank arising under this Agreement.

                  2.7 No Setoff or Deduction. All payments of principal and interest on the Term Note and other amounts payable by the Borrower hereunder shall be made by the Borrower without setoff or counterclaim, and free and clear of, and without deduction or withholding for, or on account of, any present or future taxes, levies, imposts, duties, fees, or assessments imposed by any governmental authority, or by any department, agency or other political subdivision or taxing authority.

                  2.8 Payment on Non-Business Day; Payment Computations. Except as otherwise provided in this Agreement to the contrary, whenever any interest on the Term Loan or any other amount due hereunder becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. Computations of interest and other amounts due under this Agreement shall be made on the basis of a year of 360 days for the actual number of days elapsed, including the first day but excluding the last day of the relevant period.

                  2.9  Indemnification.

                  (a) In the event that the Borrower shall make any optional prepayment pursuant to Section 2.4 (b), the Borrower will pay to the Bank, if a positive number, and the Bank will pay to the Borrower, if a negative number, a prepayment indemnity equal to the amount determined in accordance with clause (c) below.

                  (b) In the event that the principal of, and accrued interest on, the Term Loan shall become due and payable prior to scheduled maturity under Section 6, the Borrower will pay to the Bank a prepayment indemnity equal to the amount, if a positive number, determined in accordance with clause (c) below.

                  (c) The amount payable by the Borrower pursuant to clauses (a) or (b) above, or by the Bank pursuant to clause (a) above, shall be the amount (expressed as a positive number) determined by the Bank in good faith to be necessary to preserve the economic equivalent of the yield anticipated to be earned by the Bank in connection with the Term Loan and to compensate the Bank for any other losses and costs (including loss of bargain and loss of funding) that it may incur as a result of such prepayment or acceleration of, the Term Loan. If the Bank determines that it would gain or benefit from such occurrence, the Bank=s loss will be an amount (expressed as a negative number) equal to the amount of the gain or benefit as determined by the Bank. Unless such quotations are not ascertainable, are not deemed by Bank to reasonably preserve such economic equivalent or the determination is being made due to an Event of Default specified in Section 6.1 (g), the amount payable by the Borrower or the Bank pursuant to this Section 2.9 shall be determined by the Bank on the basis of quotations obtained by the Bank in its discretion from one or more dealers or other counterparties in the interest rate swap market for an interest rate swap (i) with payment dates coincident with the Interest Payment Dates hereunder after the date of such occurrence, (ii) with a notional amount equal to the principal amount of the Term Loan scheduled to be outstanding after such date, and (iii) pursuant to which such dealer or other counterparty is the fixed rate payor and the Bank is the floating rate payor at the three-month London interbank offered rate.

                  (d) The  parties  agree that the  amounts  payable  under this
         Section 2.9 are a reasonable pre-estimate of loss and not a penalty. Such amounts are payable for the loss of bargain and payment of such amounts shall not in any way reduce, affect or impair the obligations of the Borrower under this Agreement to pay the principal amount of, and interest on, the Term Loan. The Bank shall provide a certificate by an officer of the Bank to confirm the amounts payable under this
         Section 2.9 and such certificate of the Bank shall, in the absence of manifest error, constitute prima facie evidence of such amount payable under this Section 2.9.

                  2.10 Additional Costs.If the Bank shall have determined that the adoption, after the date hereof, of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding a capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank=s capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank=s policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. A certificate by an officer of the Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall, in the absence of manifest error, constitute prima facie evidence of such amount. In determining such amount, the Bank may use any reasonable averaging and attribution methods.


                                    SECTION 3
                              CONDITIONS OF LENDING
                              ---------------------


              3.1 Conditions of Lending. The obligation of the Bank to make the Term Loan hereunder is subject to the performance by the Borrower of all its obligations under this Agreement and to the satisfaction of the following further conditions:

                  (a) receipt by the Bank of a duly executed Term Note;

                  (b) that on the date the Term Loan is made no Default or Event of Default shall have occurred and be continuing;

                  (c) that the representations and warranties contained in this Agreement shall be true on and as of the date of the Term Loan;

                  (d) receipt by the Bank of an opinion of counsel to the Borrower as to the matters referred to in Sections 4.1,4.2, 4.3, 4.5 and 4.8 hereof, and covering such other matters as the Bank may reasonably request, dated the date of the Term Loan, satisfactory in form and substance to the Bank;

                  (e) receipt by the Bank of certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Agreement and the Term Note, and the Term Loan hereunder and such other corporate documents and other papers as the Bank may reasonably request;

                  (f) receipt by the Bank of a certificate of a duly authorized officer of the Borrower as to the incumbency, and setting forth a specimen signature, of each of the persons (i) who has signed this Agreement on behalf of the Borrower; (ii) who will sign the Term Note on behalf of the Borrower; and (iii) who will, until replaced by other persons duly authorized for that purpose, act as the representatives of the Borrower for the purpose of signing documents in connection with this Agreement and the transactions contemplated hereby; and

                  (g) receipt by the Bank of such other documents, evidence, materials and information with respect to the matters contemplated hereby as the Bank may reasonably request.

The Borrower shall be deemed to have made a representation and warranty to the Bank at the time of the making of the Term Loan to the effects set forth in clauses (b) and (c) of this Section 3.

                                    SECTION 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


         The Borrower hereby represents and warrants to the Bank that:

         4.1 Corporate Existence and Power. The Borrower is a corporation duly organized, incorporated, validly existing and in good standing under the laws of the State of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         4.2 Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Term Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Consolidated Subsidiaries.

         4.3 Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and the Term Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower.

         4.4      Financial Information.

                  (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1997, as restated and the related consolidated statements of income and retained earnings and cash flows of the Borrower and its Consolidated Subsidiaries for the fiscal year then ended, certified by Price Waterhouse, certified public accountants, and set forth in the Borrower's most recent Annual Report on Form 10-K, a copy of which has been delivered to the Bank, fairly present in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries at such date and the consolidated results of operations for such fiscal year;

                  (b) Since December 31, 1997 there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

         4.5 Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against, the Borrower or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision which would materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or the Term Note.

         4.6 Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code except where the failure to comply would not have a material adverse effect on the Borrower and its Consolidated Subsidiaries taken as a whole. No member of the ERISA Group has incurred any unsatisfied material liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.


         4.7 Taxes. United States Federal income tax returns of the Borrower and its Consolidated Subsidiaries have been examined and closed through the fiscal year ended December 31, 1990. The Borrower and its Consolidated Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due reported on such returns or pursuant to any assessment received by the Borrower or any Consolidated Subsidiary, to the extent that such assessment has become due. The charges, accruals and reserves on the books of the Borrower and its Consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate except for those which are being contested in good faith by the Borrower.

         4.8 Subsidiaries. Each of the Borrower's Consolidated Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, all to the extent material to the Borrower and its Subsidiaries taken as a whole.

                                    SECTION 5
                                    COVENANTS
                                    ---------


         So long as the Term Loan shall be in effect, the Borrower agrees that:

         5.1 Information. The Borrower will deliver to the Bank:

                  (a) as soon as available and in any event within 95 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such year, and consolidated statements of income and retained earnings and statement of cash flows of the Borrower and its Consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the preceding fiscal year, all reported on by Price Waterhouse or other independent certified public accountants of nationally recognized standing;

                  (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Borrower, an unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and statement of cash flows of the Borrower and its Consolidated Subsidiaries for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to changes resulting from year-end adjustments) as to fairness of presentation, in conformity with generally accepted accounting principles (other than as to footnotes) and consistency (except to the extent of any changes described therein and permitted by generally accepted accounting principles) by the chief financial officer or the chief accounting officer of the Borrower;

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.6 to 5.8, inclusive, on the date of such financial statements and (ii) stating whether any Default has occurred and is continuing on the date of such certificate and, if any Default then has occurred and is continuing, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (d)  within  10 days of the  chief  executive  officer,  chief operating officer, principal financial officer or principal accounting officer of the Borrower obtaining knowledge of any event or circumstance known by such person to constitute a Default, if such Default is then continuing, a certificate of the principal financial officer or the principal accounting officer of the Borrower setting forth the details thereof and within five days thereafter, a certificate of either of such officers setting forth the action which the Borrower is taking or proposes to take with respect thereto;

                  (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (f)  promptly   upon  the  filing   thereof,   copies  of  all
         registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                  (g) if and when the chief executive officer, chief operating officer, principal financial officer or principal accounting officer of the Borrower obtains knowledge that any member of the ERISA Group (i) has given or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) has received notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; or (iii) has received notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability in excess of $1,000,000 (other than for (i) contributions of less than $5,000,000 under Section 302 of ERISA or Section 412 of the Code; (ii) premiums under Section 4007 of ERISA, or (iii) penalties under Section 4071 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice;

                  (h) if at any time the value of all "margin stock" (as defined in Regulation U) owned by the Borrower and its Consolidated Subsidiaries exceeds (or would, following application of the proceeds of the Term Loan hereunder, exceed) 25% of the value of the total assets of the Borrower and its Consolidated Subsidiaries, in each case as reasonably determined by the Borrower, prompt notice of such fact; and

                  (i) from time to time such additional information regarding the financial position or business of the Borrower as the Bank may reasonably request;

provided, however, that the Borrower shall be deemed to have satisfied its obligations under clauses (a) and (b) above if and to the extent that the Borrower has provided to the Bank pursuant to clause (f) the periodic reports on Forms 10-Q and 10-K required to be filed by the Borrower with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, for the quarterly and annual periods described in such clauses (a) and (b).

         5.2      Maintenance of Property; Insurance.

                  (a) The Borrower will maintain or cause to be maintained in good repair, working order and condition all properties used and useful in the business of the Borrower and each Consolidated Subsidiary and from time to time will make or cause to be made all appropriate repairs, renewals and replacement thereof, except where the failure to do so would not have a material adverse effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

                  (b) The Borrower will maintain or cause to be maintained, for itself and its Consolidated Subsidiaries, all to the extent material to the Borrower and its Consolidated Subsidiaries taken as a whole, physical damage insurance on all real and personal property on an all risks basis, covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, public liability insurance in an amount not less than $10,000,000 and such other insurance of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances.

         5.3 Conduct of Business and Maintenance of Existence. The Borrower will continue, and will cause each Consolidated Subsidiary to continue, to engage predominantly in business of the same general type as now conducted by the Borrower and its Consolidated Subsidiaries, and, except as otherwise permitted by Section 5.10 hereof, will preserve, renew and keep in full force and effect, and will cause each Consolidated Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights and franchises necessary in the normal conduct of business, all to the extent material to the Borrower and its Consolidated Subsidiaries taken as a whole.

         5.4 Compliance with Laws. The Borrower will comply, and cause each Consolidated Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, ERISA and the rules and regulations thereunder and all federal, state and local statutes laws or regulations or other governmental restrictions relating to environmental protection, hazardous substances or the cleanup or other remediation thereof), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to comply would not have a material adverse effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

         5.5      Inspection of Property, Books and Records.

                  (a) The Borrower will keep, and will cause each Consolidated Subsidiary to keep, proper books of record and account in accordance with sound business practice so as to permit its financial statements to be prepared in accordance with generally accepted accounting principles; and will permit representatives of the Bank at the Bank's expense to visit and inspect any of the Borrower's properties, to examine and make abstracts from any of the Borrower's corporate books and financial records and to discuss the Borrower's affairs, finances and accounts with the principal officers of the Borrower and its independent public accountants, all at such reasonable times and as often as may reasonably be necessary to ensure compliance by the Borrower with its obligations hereunder.

                  (b) With the consent of the Borrower (which consent will not be unreasonably withheld) or, if an Event of Default has occurred and is continuing, without the requirement of any such consent, the Borrower will permit representatives of the Bank, at the Bank's expense, to visit and inspect any of the properties of and to examine the corporate books and financial records of any Consolidated Subsidiary and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of such Consolidated Subsidiary with its and the Borrower's principal officers and the Borrower's independent public accountants, all at such reasonable times and as often as the Bank may reasonably request.

         5.6 Cash Flow to Total Borrowed Funds. The ratio of Cash Flow to Total Borrowed Funds shall not be less than .30 for any consecutive four quarters, such ratio to be calculated at the end of each quarter on a trailing four quarter basis.

          5.7 Total Borrowed Funds to Consolidated Net Worth. Total Borrowed Funds will not exceed 85% of Consolidated Net Worth at the end of any quarter of any fiscal year.

         5.8 Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than $550,000,000 plus 25% of the consolidated net income of the Borrower at the end of each fiscal quarter for each fiscal year commencing after the fiscal year ending December 31, 1994.

         5.9  Negative  Pledge.   Neither  the  Borrower  nor  any  Consolidated
Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for:

                  (a)      Liens existing on the date hereof;

                  (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                  (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

                  (d) any Lien on any asset of any corporation existing at the time such corporation is merged into or consolidated with the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

                  (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                  (f) any Lien created in connection with capitalized lease obligations, but only to the extent that such Lien encumbers property financed by such capital lease obligation and the principal component of such capitalized lease obligation is not increased;

                  (g) Liens arising in the ordinary course of its business which
         (i) do not secure Debt and (ii) do not in the aggregate materially impair the operation of the business of the Borrower and its Consolidated Subsidiaries, taken as a whole;

                  (h) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

                  (i) Liens securing taxes, assessments, fees or other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers, landlords, warehousemen and similar Persons, Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other similar laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings;

                  (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth;


                  (k) any Lien(s) on any asset of Quest Futures Group, Inc., a Subsidiary of Borrower, created in connection with the August 1995 investment by Quest Futures Group, Inc., in a portfolio of computer equipment leases; and

                  (l) any Liens on property arising in connection with a securities repurchase transaction.

         5.10 Consolidations, Mergers and Sales of Assets. The Borrower will not
(i) consolidate or merge with or into any other Person (other than a Subsidiary of the Borrower) unless the Borrower's shareholders immediately before the merger or consolidation are to own more than 70% of the combined voting power of the resulting entity's voting securities or (ii) sell, lease or otherwise transfer all or substantially all of the Borrower's business or assets to any other Person (other than a Subsidiary of the Borrower). The Borrower will not permit any Significant Subsidiary or (in a series of related transactions) any Significant Group of Subsidiaries to consolidate with, merge with or into or transfer all of any substantial part of its assets to any Person other than the Borrower or a Subsidiary of the Borrower.

         5.11 Use of Proceeds. The proceeds of the Term Loan will be used for general corporate purposes, including the making of acquisitions. No part of the proceeds of the Term Loan hereunder will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate of buying or carrying any

"margin stock" in violation of Regulation U. If requested by the Bank, the Borrower will furnish to the Bank in connection with the Term Loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U.

                                    SECTION 6
                                EVENTS OF DEFAULT
                                -----------------


         6.1 Events of Default. If any one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay (i) any principal of the Term Note when due or (ii) interest on the Term Note within four days after the same has become due; or

                  (b) the Borrower shall fail to observe or perform any covenant contained in Section 5.1(d) or Sections 5.6 to 5.8 or 5.10 hereof; or

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Bank; or

                  (d) any representation, warranty or certification made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect upon the date when made or deemed made; or

                  (e) (1) the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries defaults in any payment at any stated maturity of principal of or interest on any other obligation for money borrowed (or any capitalized lease obligation, any obligation under a purchase money mortgage, conditional sale or other title retention agreement or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto or (2) the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries defaults in any payment other than at any stated maturity of principal of or interest on any other obligation for money borrowed (or any capitalized lease obligation, any obligation under a purchase money mortgage, conditional sale or other title retention agreement or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing), and the effect of such default with respect to a payment other than at any stated maturity, failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due or to require the purchase thereof prior to any stated maturity; Provided that the aggregate amount of all obligations as to which any such payment defaults (whether or not at stated maturity), failures or other events shall have occurred and be continuing exceeds $10,000,000 and provided, further, that it is understood that the obligations referred to herein exclude those obligations arising in connection with securities repurchase transactions; or

                  (f) the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (g) an involuntary case or other proceeding shall be commenced against the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Significant Subsidiary or Significant Group of
         Subsidiaries under the federal bankruptcy laws as now or hereafter in effect; or

                  (h) any member of the ERISA Group shall fail to pay when due any amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA (except where such liability is contested in good faith by appropriate proceedings as permitted under Section 5.4); or notice of intent to terminate a Material Plan (other than any multiple employer plan within the meaning of Section 4063 of ERISA) shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability in excess of $1,000,000 (other than for (i) contributions of less than $5,000,000 under Section 302 of ERISA or Section 412 of the Code (ii) premiums under Section 4007 of ERISA or (iii) penalties under
         Section 4071 of ERISA) in respect of, or to cause a trustee to be appointed to administer any such Material Plan; or

                  (i) judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against the Borrower or any Significant Subsidiary or Significant Group of Subsidiaries and such judgments or orders shall continue unsatisfied and unstayed for a period of 60 days; or

                  (j) any person or group of persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than the Borrower or any of its Subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the combined voting power of the Borrower's then outstanding voting securities; or a tender offer or exchange offer (other than an offer by the Borrower or a Subsidiary) pursuant to which 30% or more of the combined voting power of the Borrower's then outstanding voting securities was purchased, expires; or during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Borrower cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Borrower's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

then, and in every such event, (1) in the case of any of the Events of Default specified in paragraphs (f) or (g) above, the principal of and accrued interest on the Term Note shall automatically become due and payable without presentment, demand, protest or other notice or formality of any kind, all of which are hereby expressly waived and (2) in the case of any other Event of Default specified above, the Bank may, by notice in writing to the Borrower, declare the Term Note and all other sums payable under this Agreement to be, and the same shall thereupon forthwith become, due and payable without presentment, demand, protest or other notice or formality of any kind, all of which are hereby expressly waived.

                                    SECTION 7
                                  MISCELLANEOUS
                                  -------------


         7.1 Notices. Unless otherwise specified herein all notices, requests, demands or other communications to or from the parties hereto shall be sent by United States mail, certified, return receipt requested, telegram, telex or facsimile, and shall be deemed to have been duly given upon receipt thereof. In the case of a telex, receipt of such communication shall be deemed to occur when the sender receives its answer back. In the case of a facsimile, receipt of such communication shall be deemed to occur when the sender confirms such receipt by telephone. Any such notice, request, demand or communication shall be delivered or addressed as follows:

                  (a) if to the Borrower, to it at 1271 Avenue of the Americas, New York, New York 10020; Attention: Vice President and Treasurer (with a copy at the same address to the Vice President and General Counsel);

                  (b) if to the Bank, to it at 191 Peachtree Street, N.E., Atlanta, Georgia 30303; Attention: William C. Christie;


or at such other address or telex number as any party hereto may designate by written notice to the other party hereto.

         7.2  Amendments and Waivers; Cumulative Remedies.

                  (a) None of the terms of this Agreement may be waived, altered or amended except by an instrument in writing duly executed by the Borrower and the Bank.

                  (b) No failure or delay by the Bank in exercising any right, power or privilege hereunder or the Term Note shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

         7.3  Successors and Assigns.

                  (a) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Bank, except that the Borrower may not assign or otherwise transfer any of its rights and obligations under this Agreement except as provided in Section 5.10 hereof, without the prior written consent of the Bank which the Bank shall not unreasonably delay or withhold.

                  (b) The Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in the Term Loan. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower the Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement. Any agreement pursuant to which the Bank may grant such a participating interest shall provide that the Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that the Bank will not agree to any modification, amendment or waiver of this Agreement which (i) reduces the principal of or rate of interest on the Term Loan or (ii) postpones the date fixed for any payment of principal of or interest on the Term Loan without the consent of the Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 2 with respect to its participating interest.

                  (c) No Participant or other transferee of the Bank's rights shall be entitled to receive any greater payment under Section 2 than the Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent.

         7.4  Expenses; Documentary Taxes; Indemnification.

                  (a) The Borrower shall pay (i) all out-of-pocket expenses and internal charges of the Bank (including reasonable fees and disbursements of counsel) in connection with any Default hereunder and
         (ii) if there is an Event of Default, all out-of-pocket expenses incurred by the Bank (including reasonable fees and disbursements of counsel) in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrower shall indemnify the Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Term Note.

                  (b) The Borrower agrees to indemnify the Bank and hold the Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for the Bank in connection with any investigative, administrative or judicial proceeding, whether or not the Bank shall be designated a party thereto) which may be incurred by the Bank relating to or arising out of any actual or proposed use of proceeds of the Term Loan hereunder or any merger or acquisition involving the Borrower; provided, that the Bank shall not have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         7.5 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         7.6 Headings; Table of Contents. The section and subsection headings used herein and the Table of Contents have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

         7.7 Governing Law. This Agreement and the Term Note shall be construed in accordance with and governed by the law of the State of New York.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of January 27, 1999.


                                            THE INTERPUBLIC GROUP OF
                                              COMPANIES, INC.


                                            By:    /s/ Alan M. Forster
                                               ---------------------------------
                                                       Alan M. Forster

                                            Title: Vice President-Treasurer
                                                   -----------------------------


                                            WACHOVIA BANK, N.A.


                                            By:   /S/ William C. Christie
                                               ---------------------------------
                                                      William C. Christie

                                            Title: Senior Vice President
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
                                                                   Exhibit 10(h)


                                      NOTE


U.S. $25,000,000                                                January 27, 1999
                                                              New York, New York


         FOR VALUE RECEIVED, THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware Corporation (the "Borrower"), hereby promises to pay to the order of WACHOVIA BANK, N.A. (the "Bank"), the principal sum of TWENTY-FIVE MILLION AND NO/ 100 United States Dollars (U.S. $25,000,000.), plus all accrued and unpaid interest thereon. Principal shall be due and payable on January 28, 2002.

         Interest shall be payable at the rate and on the dates provided in the Credit Agreement.

         All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or at such other place as the holder hereof may designate.

         This note is the Note referred to in the Credit Agreement dated as of January 27, 1999, between the Borrower and the Bank, as the same may be amended from time to time (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with same meanings. Reference is made to the Credit Agreement for provisions governing indemnity obligations for prepayment hereof and providing for the acceleration of the maturity hereof.


                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.



                                        By:    /s/ Alan M. Forster
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                                     Title:   V. P. and Treasurer
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